Towpath Focus Fund (TOWFX)
Towpath Technology Fund (TOWTX)
(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED JULY 21, 2021 TO EACH FUND’S PROSPECTUS

AND SUMMARY PROSPECTUS DATED MARCH 30, 2021

Effective as of July 21, 2021, the following information is added to the section entitled “PURCHASE AND SALE OF FUND SHARES”:

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary.

Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  A customer order will be priced at the Fund’s Net Asset Value next computed after it is received by an authorized broker or the broker’s authorized designee.

* * * * *

You should read this Supplement in conjunction with each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, dated March 30, 2021. These documents are available upon request and without charge by calling the Fund at 1-877-593-8637 or by writing to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.